UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 14, 2019
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)

104 S. Michigan Avenue
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Item 5.07.     Submission of Matters to a Vote of Security Holders
Coeur Mining, Inc. (“Coeur”) held its 2019 Annual Stockholders’ Meeting on May 14, 2019, in Chicago, Illinois (the “Annual Meeting”). Coeur’s stockholders voted on the following three proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors
The stockholders elected the following ten individuals to Coeur’s Board of Directors for one-year terms expiring at the 2020 Annual Meeting of Stockholders. The voting results were as follows:

	For	Against	Abstain	Approval Percentage (1)
Robert E. Mellor	112,745,028	5,941,286	277,151	94.99%
Linda L. Adamany	116,957,324	1,779,518	225,623	98.50%
Sebastian Edwards	113,308,557	5,393,917	260,991	95.46%
Randolph E. Gress	116,515,841	2,185,169	262,455	98.16%
Mitchell J. Krebs	116,509,878	2,227,040	226,547	98.12%
Eduardo Luna	114,598,353	4,088,994	276,118	96.55%
Jessica L. McDonald	116,968,035	1,764,450	230,980	98.51%
John H. Robinson	112,811,308	5,876,159	275,998	95.05%
Brian E. Sandoval	116,915,150	1,679,032	369,283	98.58%
J. Kenneth Thompson	113,214,958	5,472,262	276,245	95.39%

Broker Non-Votes:		38,238,038

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for the 2019 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
151,136,879	4,784,217	1,279,407	—	96.93%
Proposal 3. Approval of advisory resolution on executive compensation.
The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
113,463,259	5,024,334	475,872	38,238,038	95.76%
_____________________________________________________

(1) Percentage of votes cast for the nominee or proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: May 14, 2019	By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Senior Vice President, General Counsel and Secretary